SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               FIRST AMENDMENT TO
                                 CURRENT REPORT
                                    ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  October 16, 1996
                 -----------------

(Date of earliest event reported) :     (July 22, 1996 )
                                        ----------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             (Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)
     0-17206                              13-3029797
---------------------               ----------------

Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
------------------------------     --------

Address of principal                         Zip Code
executive offices


      (212) 557-0022
--------------------

Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


     Between July 22 and August 1, 1996, the Registrant ("Management Technologies, Inc." or "the Company") placed $1,250,000 of its Series X 9% convertible debenture (the "Series X Debenture"), maturing December 31, 1997, with various parties, pursuant to a resolution of the Company's Board of Directors. The amounts placed, placement date and the Series X Debenture subscribers are as follows:
  July 22, 1996     UC Financial Ltd.                   $200,000
  July 22, 1996     Paril Holding                       $250,000
  July 22, 1996     G.B.J. inc.                         $100,000
  July 23, 1996      UC Financial Ltd.                  $200,000
  July 30, 1996     Torah Vachesed Le'zra Vesad         $400,000
  August 1, 1996    Hershel Goldberg                    $100,000

The Series X Debenture is convertible at the lower of 65 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the closing date of the debenture or 65 % of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     In addition, the Company agreed to pay a commission equal to 10% of the gross proceeds to Venture Guarantee Limited as compensation for arranging the placement of its Series X Debenture. Venture Guarantee Limited is not an affiliate of the Company.
The following Series X debentures have been presented for conversion:
   Conversion                                Conversion        Conversion
   Date                Holder                Amount            Shares
   September 16, 1996  UC Financial                  $100,000      523,834
   September 18, 1996  UC Financial                  $100,000      547,046
   September 16, 1996  Paril Holding                 $150,000      785,752
   September 18, 1996  Torah Vachesed Lezra          $125,000      683,807
                       Vesad
   September 18, 1996  GBJ, Inc.                     $100,000      547,046
   September 18, 1996  UC Financial                   $75,000      410,256
   September 19, 1996  UC Financial                  $100,000      535,103
   September 16, 1996  Goldberg                      $100,000      523,834

ITEM 7.  EXHIBITS
10.212         Form of  Series X Convertible  Debenture incorporated by
               reference to exhibit 10.212   to the Company's current report on
               Form 8-K dated August 9, 1996.
10.213 Form of Offshore Securities Subscription Agreement incorporated by reference to exhibit 10.213 to the Company's current report on Form 8-K dated August 9, 1996.

                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)


                              /s/ Peter Morris
                                  -------------------------------------

                              Peter Morris
                              President & Chief Operating Officer
Dated:    New York, New York
          October 16, 1996